                                                                   EXHIBIT 10.36



                                                              EXECUTION ORIGINAL



                                   MASTER NOTE

$100,000.00                                                    January 23, 1998
Maximum Loan Amount                                          Original Issue Date


         FOR VALUE RECEIVED, the undersigned, InsureRate, Inc., a Georgia corporation ("Borrower"), promises to pay to the order of HomeCom Communications, Inc., a Georgia corporation ("Lender"), at the principal office of Lender, or at such other place as Lender may designate, the principal sum of up to One Hundred Thousand and No/100 Dollars ($100,000.00) (the "Maximum Loan Amount"), pursuant to advance requests made by the Borrower in the form attached hereto as Exhibit A, together with interest on each such advance at the Applicable Federal Rate, as such term is defined in Section 1274(d)(1) of the Internal Revenue Code of 1986, as amended (the "Applicable Interest Rate"),] in:
(a) a lawful money of the United States of America; or (b) common stock of the Borrower, having a value on the Payment Date (as defined below) equal to the aggregate principal amount advanced to the Borrower, together with interest thereon as set forth herein; provided, that the Borrower shall have the option to repay the Lender on the Payment Date in either lawful money of the United States of America or in shares of common stock of the Buyer. Interest shall be calculated on the basis of actual number of days elapsed over a year of 360 days. Amounts borrowed hereunder and repaid or prepaid by Borrower may not be reborrowed.

         The outstanding principal balance advanced to Borrower plus accrued but unpaid interest thereon shall be payable on the tenth (10th) anniversary of the Original Issue Date of this Note (the "Payment Date").

         If the day on which a payment is due pursuant to the terms of this Note is not a day on which banks in the State of Georgia are generally open, such payment shall be due on the next occurring business day.

         If any default in payment or any other default occurs hereunder, then the entire indebtedness evidenced hereby shall, at the option of Lender and without notice to Borrower, at once become due and payable and may be collected forthwith. So long as any default exists hereunder, interest shall accrue on each amount of outstanding principal balance advanced to the Borrower at the Applicable Interest Rate on each such advanced amount plus the interest rate of two percent (2%) per annum. Time is of the essence of this Note. In the event this Note, or any part thereof, is collected by or through an attorney-at-law, Borrower agrees to pay all costs of collection including, but not limited to, reasonable attorneys' fees.

         This Note may be prepaid in whole or in part, without additional interest or prepayment charges. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a partial or past due payment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Lender thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by any applicable laws; and Borrower hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note, either in whole or in part, unless Lender agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment and all other notices are hereby waived by Borrower. Borrower hereby further waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided by the laws of the United States of America and of each state thereof, both as to itself and in and to all of Borrower's property, against the enforcement and collection of the obligations evidenced by this Note or any other loan documents.

         If, from any circumstances whatsoever, fulfillment of any provision of this Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law with regard to obligations of like character and amount, then the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Note or under any other loan documents that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.

         As used herein, the terms "Borrower" and "Lender" shall be deemed to include their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law.

         IN WITNESS WHEREOF, Borrower has executed this Note under seal as of the date first above written.

WITNESS:                                           BORROWER:

-----------------------------------                INSURERATE, INC.

Print Name:
            -------------------------
                                                   By:   /s/ Jerome R. Corsi
                                                      --------------------------
                                                      Name: Jerome R. Corsi
                                                      Title: President

Acknowledged and Agreed:

LENDER:

HOMECOM COMMUNICATIONS, INC.


By:        /s/ Harvey Sax
   ------------------------------------
   Name:  Harvey Sax
   Title: President

                                                                       EXHIBIT A

                             ADVANCE REQUEST NO. ___

                  Pursuant to the attached Master Note dated January 23, 1998, the undersigned hereby elects to have advanced to it by HomeCom Communications, Inc. (the "Lender") the principal amount of __________________ and __/00 Dollars ($__________)(the "Advanced Amount").

                  The date of this Advance Request shall be _______ __, ____. Interest on the Advanced Amount shall accrue at the Applicable Interest Rate (as defined in the Master Note) as of the date hereof. Subject to the terms and conditions of the Master Note, the Advanced Amount and the accrued interest thereon shall be due and payable by the Borrower on the Payment Date (as defined in the Master Note).

                  The undersigned hereby acknowledges and agrees that should the Advanced Amount requested hereunder cause the aggregate principal amount to be advanced by the Lender pursuant to the Master Note to exceed the Maximum Loan Amount (as defined in the Master Note), the Lender shall be obligated only to advance to the Borrower such amount as will not cause the aggregate principal amount advanced by the Lender to the Borrower to exceed the Maximum Loan Amount.

                  IN WITNESS WHEREOF, the undersigned has executed this Advance Request No. ___ on the date set forth in the second paragraph hereof.

                                            INSURERATE, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                      -3-